                                                                    Exhibit 21.1

                       SMURFIT-STONE CONTAINER CORPORATION
                           SUBSIDIARIES OF THE COMPANY

                                                        Organized Under            Percentage
Consolidated Subsidiaries                               the Laws of                 Ownership
---------------------------------------------------     ----------------------     ----------
2849-8954 Quebec, Inc.                                  Canada                          100%
A.H. Julius Rohde GmbH                                  Germany                         100%
AEL Abfall und Entsorgungslogistik GmbH                 Germany                          50%
Atlanta & Saint Andrews Bay Railroad Co.                Florida                         100%
Cameo Container Corporation                             Illinois                        100%
CCA de Baja California S.A. de C.V.                     Mexico                          100%
Celgar Investments, Inc.                                Canada                          100%
Cartomills Luxembourg SPRL                              Belgium                         100%
Cartomills SPRL                                         Belgium                         100%
Dalton Paper Products, Inc.                             Georgia                          50%
DST Design Service Team GmbH                            Germany                         100%
Europa Carton GmbH                                      Germany                         100%
Europa Carton Sp. z.o.o.                                Poland                          100%
Eurosave Institut fur Verpackungslogistik GmbH          Germany                         100%
Eurotrend Gesellschaft fuer Komplettverpackung GmbH     Germany                         100%
Fiber Innovations LLC                                   Delaware                         51%
Francobec Company                                       Canada                          100%
Grafx Packaging Corp.                                   Delaware                         85%
Grundstuecks-Verwaltungsgesellschaft Altona mbh         Germany                          95%
Identity Agentur fuer Markendesign GmbH                 Germany                         100%
IFP Institut Fur Packungssdesign GmbH                   Germany                         100%
Industrial Cordobesa, S.A                               Spain                           100%
Innovative Packaging Corp.                              Delaware                         85%
Inversiones Stone de Chile (BVI) Ltd                    British Virgin Islands          100%
Jefferson Smurfit Corporation (U.S.)                    Delaware                        100%
Jefferson Smurfit Finance Corporation                   Delaware                        100%
JSC Active Medical Management, Inc.                     Delaware                        100%
JSC Brewton, Inc.                                       Delaware                        100%
JSC Capital Corporation                                 Delaware                        100%
JSC International Sales, Inc.                           Barbados                        100%
JSC Retiree Medical Management, Inc.                    Delaware                        100%
JSCE, Inc.                                              Delaware                        100%
Leasing fuer Kontor Investitionsgueter GmbH             Germany                         100%
Lot 24D Redevelopment Corporation                       Missouri                        100%
MG Benelux                                              Belgium                         100%
MGC S.A                                                 France                          100%
Oncorr Innovations, Inc.                                Canada                          100%
Packaging Unlimited, Inc.                               Delaware                        100%
PT Smurfit Container Indonesia                          Indonesia                       100%
SCC Active Medical Management, Inc                      Delaware                        100%
SCC Hodge, Inc                                          Delaware                        100%
SCC Retiree Medical Management, Inc                     Delaware                        100%
SLP Finance General Partnership                         Canada                          100%
SLP Finance I, Inc.                                     Delaware                        100%
SLP Finance II, Inc.                                    Delaware                        100%
Smurfit Belgium S.A.                                    Belgium                         100%
Smurfit General Emballages S.A.                         Belgium                         100%
Smurfit Newsprint Corporation                           Delaware                        100%
Smurfit-Stone Container Canada Inc.                     Canada                          100%
Smurfit-Stone Container Espana S.L.                     Spain                           100%
Smurfit-Stone Container GmbH & Co. KG                   Germany                         100%
Smurfit-Stone Verwaltungsgesellschaft mbH               Germany                         100%
Societe Europeene de Carton S.A.R.L                     France                           95%

                                                                    Exhibit 21.1

                       SMURFIT-STONE CONTAINER CORPORATION
                           SUBSIDIARIES OF THE COMPANY

                                                        Organized Under            Percentage
Consolidated Subsidiaries                               the Laws of                 Ownership
---------------------------------------------------     ----------------------     ----------

Speditions-Gesellschaft Visurgis mbh                    Germany                         100%
SSCC Belgium Holdings SPRL                              Belgium                         100%
SSCC Lux I Sarl                                         Luxembourg                      100%
SSCC Lux II Sarl                                        Luxembourg                      100%
SSCC Lux III Sarl                                       Luxembourg                      100%
SSCC Lux III Sarl, Geneva                               Switzerland                     100%
SSCC Lux IV Sarl                                        Luxembourg                      100%
SSCC Lux V Sarl                                         Luxembourg                      100%
SSCC Lux VI Sarl                                        Luxembourg                      100%
St. Laurent Display and Packaging Corp.                 Canada                          100%
St. Laurent I.P.C. Inc.                                 Canada                          100%
St. Laurent Paperboard (U.S.) Inc-1                     Delaware                        100%
Stone Cartomills France SARL                            France                          100%
Stone Connecticut Paperboard Properties, Inc.           Delaware                        100%
Stone Container Corporation                             Delaware                        100%
Stone Container de Mexico S. de R.L. de C.V             Mexico                          100%
Stone Container Finance Company of Canada               Canada                          100%
Stone Global, Inc.                                      Delaware                        100%
Stone International Services Corporation                Delaware                        100%
Stone Receivables Corporation                           Delaware                        100%
Stone Truepenny H.K. Limited                            Hong Kong                       100%
Stone Truepenny International, Inc.                     British Virgin Islands          100%
Stone Venepal (Celgar) Pulp, Inc.                       Canada                           90%
Timber Capital Holdings LLC                             Delaware                        100%
Timber Note Holdings LLC                                Delaware                        100%
Trobox Kartonnages B.V                                  Netherlands                     100%
Trobox Verpakkingen B.V                                 Netherlands                     100%
Usine Francobec, Inc.                                   Canada                          100%
Wellpappenwerk Waren GmbH                               Germany                         100%
WWG Weser-Werstoff-Gesellschaft mbH                     Germany                          51%

                                                                    Exhibit 21.1

                       SMURFIT-STONE CONTAINER CORPORATION
                           SUBSIDIARIES OF THE COMPANY

                                                                    Organized Under            Percentage
Non-consolidated Subsidiaries                                         the Laws of               Ownership
------------------------------------------------------------    ----------------------         ----------
Aspamill Inc.                                                   Canada                                45%
Associated Paper Mills (Ontario) Limited                        Canada                                45%
B.C. Shipper Supplies Ltd.                                      Canada                                50%
Cascapedia Booming Co. Ltd.                                     Canada                                50%
CIMIC Packaging Paper Co. Ltd.                                  British Virgin Islands             42.50%
Complete Package Limited                                        United Kingdom                        50%
Converpap, S.A. de C.V.                                         Mexico                                25%
Dongguan Stone Millennium Paper & Packaging Industries, Ltd.    China                                 50%
Dyne-A-Pak                                                      Canada                                45%
Groupement Forestier de Champlain Inc.                          Canada                                10%
Groveton Paper Board, Inc.                                      New Hampshire                      62.94%
ICO, Inc.                                                       Canada                                42%
Maritime Containers Ltd                                         Canada                                35%
Maritime Paper Products Limited                                 Canada                                35%
MBI Limited                                                     Canada                                50%
ORPACK-Stone Corporation                                        Delaware                              49%
Paroco Rohstoffvetwertung GmbH                                  Germany                               49%
Quingdao Stone Millennium Paper & Packaging Industries, Ltd.    China                                 50%
Regent Packaging Limited                                        United Kingdom                        50%
Rohstoffhandel Kiel GmbH                                        Germany                            37.50%
Rollcraft Inc.                                                  Canada                                45%
Rosenbloom Group Inc.                                           Canada                                45%
Schiffenhaus Canada Inc.                                        Canada                              8.33%
Serpac Containers Limited                                       Canada                             24.75%
Shanghai Smurfit/CIMIC Packaging Co., Ltd.                      China                              42.50%
Shanghai Stone Millennium Paper &  Packaging Industries Ltd.    China                                 50%
Smurfit/CIMIC Holdings Limited                                  Cayman Islands                     42.50%
Smurfit-MBI                                                     Canada                                50%
Specialty Containers                                            Canada                                20%
Stone Container (Hong Kong) Limited                             British Virgin Islands                50%
Stone Container Japan Company, Ltd.                             Japan                                 50%
Stone-Billerud, SA                                              Switzerland                           50%
Stone Millennium (China) Holdings, Ltd.                         British Virgin Islands                50%
The Hinton Case Company Limited                                 United Kingdom                        50%
Tradepak Internacional S.A. de C.V.                             Mexico                              24.5%
Tradepak International, Inc.                                    Delaware                            35.9%
Trans-Seal Corporation                                          Japan                                 50%
Valores Universales S.A. de CV                                  Mexico                                49%
Venepal S.A.C.A.                                                Venezuela                           15.7%
Venepal-Stone Forestal S.A. (Veneston)                          Venezuela                             49%
Vertriebsgesellschaft Rohstoffhandel Kiel GmbH & Co.            Germany                             37.5%
Wakecon Associates (Partnership)                                Massachusetts                         50%
WCO Enterprises (Partnership)                                   Florida                               50%
Weedon Holdings Ltd                                             United Kingdom                        50%
Zhejiang CIMIC Nanyang Paper Products Co., Ltd.                 China                              19.55%